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                               EXHIBIT (17)(a)






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                         As filed with the Securities
                  and Exchange Commission on March 24, 1993

                                            1933 Act Registration No. 33-59984
                                            1940 Act File No. 811-7588

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /  X  /

    Pre-Effective Amendment No.                                    /     /

    Post-Effective Amendment No.                                   /     /

                                     and


REGISTRATION STATEMENT UNDER THE INVESTMENT                        /  X  /

    Amendment No.                                                  /     /

                              THE CARDINAL GROUP
              (Exact Name of Registrant as Specified in Charter)

                 155 East Broad Street, Columbus, Ohio 43215
                   (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 614/464-5511

        John L. Schlater, 155 East Broad Street, Columbus, Ohio 43215
                   (Name and Address of Agent for Service)

                        Copy to: Charles H. Hire, Esq.
                              Baker & Hostetler
                             65 East State Street
                             Columbus, Ohio 43215

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Effective Date of this Registration Statement.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
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                          Amount             Proposed
Title of Securities       Being         Maximum Offering          Amount of
 Being Registered       Registered       Price per Unit        Registration Fee
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Units of Beneficial     Indefinite           $10.00                 $500*
 Interest
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  *Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of
1940, as amended, Registrant hereby elects to register an indefinite number of Units of Beneficial Interest.

  Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such
Section 8(a), may determine.